UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008

HOKU SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
Of incorporation)

1075 Opakapaka Street Kapolei, Hawaii	96707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No.1 to Second Amended and Restated Supply Agreement with Solarfun Power Hong Kong Limited

On May 13, 2008, Hoku Materials, Inc., a wholly owned subsidiary of Hoku Scientific, Inc., and Solarfun Power Hong Kong Limited, or Solarfun, a subsidiary of Solarfun Power Holdings Co., Ltd., or Solarfun Holdings, entered into a Second Amended and Restated Supply Agreement, or the Second Amended Solarfun Supply Agreement, pursuant to which Hoku Materials has agreed to sell to Solarfun, and Solarfun has agreed to purchase from Hoku Materials, specified quantities of polysilicon over a ten-year period. Under this Second Amended Solarfun Supply Agreement, Solarfun is required to pay Hoku Materials $44 million, in addition to the $11 million previously paid, as a prepayment for future product deliveries, in increments of $19 million, $20 million, and $5 million, on or before September 30, 2008, March 31, 2009, and March 31, 2010, respectively. Hoku Scientific and Hoku Materials are joint beneficiaries to a stand-by letter of credit in the amount of $44 million issued by Citibank N.A., as security for Solarfun’s prepayment obligations to Hoku Materials.

On October 22, 2008, Hoku Materials and Solarfun entered into Amendment No.1 to Second Amended and Restated Supply Agreement, or the Solarfun Amendment No. 1. Under the Solarfun Amendment No.1, Hoku Materials will cancel Solarfun’s $44 million letter of credit. In return, Solarfun will immediately make a payment of $21 million to Hoku Materials, consisting of the $19 million payment currently due, plus an accelerated $2 million payment from the $20 million prepayment which is not due until March 31, 2009. In addition, Solarfun Holdings has signed the Solarfun Amendment No. 1 as guarantor for all of Solarfun’s $44 million in prepayment obligations that were previously guaranteed by the letter of credit. The Solarfun Amendment No. 1 also provides that if Solarfun fails to timely make any of these prepayments, then Hoku Materials may cancel the Second Amended Solarfun Supply Agreement and retain all deposits previously paid. Finally, the Solarfun Amendment No. 1 amends the Second Amended Solarfun Supply Agreement to allow Hoku Materials to suspend shipment of polysilicon to Solarfun if Solarfun fails to timely make its $5 million prepayment due on March 31, 2010.

The foregoing description of the Solarfun Amendment No. 1 is qualified in its entirety by reference to the Solarfun Amendment No. 1, which is attached hereto as Exhibit 10.81.

Item 2.02 Results of Operations and Financial Condition.

Quarter Ended September 30, 2008 Financial Results

On October 23, 2008, Hoku Scientific, Inc. issued a press release entitled “Hoku Scientific, Inc. Reports Second Quarter Fiscal Year 2009 Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Hoku Scientific, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Scott B. Paul as Chief Operating Officer

Effective November 1, 2008, Scott B. Paul has been appointed as the Chief Operating Officer of Hoku Scientific, Inc., and its subsidiary companies.  In addition to his new responsibilities, Mr. Paul, age 35, will retain his position as our chief legal counsel.   Mr. Paul previously served as our Vice President, Business Development and General Counsel since July 2003.  Mr. Paul was also our Secretary from November 2004 to March 2005. From June 2002 to June 2003, Mr. Paul was Associate General Counsel and Director of Business Development at Read-Rite Corporation, a component supplier for hard disk and tape drives. From April 2000 to June 2002, he was an attorney in the Business and Technology Group at Brobeck, Phleger & Harrison LLP, a law firm. From October 1999 to April 2000, Mr. Paul was an attorney in the Business Solutions Group at Reed Smith Crosby Heafey, LLP, a law firm, and from October 1998 to October 1999, he was an attorney at Ropers, Majeski, Kohn & Bentley, a law firm. Mr. Paul has a B.A. in Psychology from the University of California, Los Angeles and a J.D. from Santa Clara University School of Law.

Related Party Transactions and Relationships

In July 2003, Mr. Paul was granted a stock option to purchase 80,000 shares of our common stock at an exercise price of $0.075 per share. In April 2004, Mr. Paul was granted a stock option to purchase 20,000 shares of our common stock at an exercise price of $0.15 per share. In December 2004, Mr. Paul was granted a stock option to purchase 33,333 shares of our common stock at an exercise price of $0.375 per share. Each of Mr. Paul’s stock option agreements was amended prior to our initial public offering in August 2005 to provide that if Mr. Paul is terminated without cause within 18 months of a change of control, 50% of his unvested shares subject to such stock options would become vested on the date of termination.

In July 2006, Mr. Paul was granted a stock option to purchase 60,000 shares of our common stock at an exercise price of $2.60 per share. The stock option agreement is subject to accelerated vesting, such that 50% of the unvested shares subject to such stock option shall automatically vest upon the consummation of a change of control in the event that Mr. Paul’s employment with us is terminated without cause or Mr. Paul terminates his employment with us voluntarily for good reason within twelve months following a change of control, subject to his execution of a general release in favor of us.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.81
Amendment No. 1 to Second Amended and Restated Supply Agreement, between Hoku Materials, Inc. and Solarfun Power Hong Kong Limited, with Solarfun Power Holdings Co., Ltd. signing as guarantor, dated as of October 22, 2008.

99.1	Press Release, dated October 23, 2008, entitled “Hoku Scientific, Inc. Reports Second Quarter Fiscal Year 2009 Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 23, 2008

Hoku Scientific, Inc.

By:	/s/ Dustin Shindo
Dustin Shindo
Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.81
Amendment No. 1 to Second Amended and Restated Supply Agreement, between Hoku Materials, Inc. and Solarfun Power Hong Kong Limited, with Solarfun Power Holdings Co., Ltd. signing as guarantor, dated as of October 22, 2008.

99.1	Press Release, dated October 23, 2008, entitled “Hoku Scientific, Inc. Reports Second Quarter Fiscal Year 2009 Results”